INITIAL PUBLIC OFFERING	12 Months Ended
Dec. 31, 2011
INITIAL PUBLIC OFFERING

23. INITIAL PUBLIC OFFERING

On February 2, 2011, the Company completed its initial public offering on the Nasdaq Global Select Market under the symbol “BCDS”. The Company offered a total of 6,000,000 American Depositary Shares (hereafter, referred to as ADSs) representing 36,000,000 ordinary shares, including 1,666,667 ADSs from selling shareholders. In addition, the Company granted the underwriters an overallotment option for a period of 30 days to purchase up to 900,000 ADSs. Including the proceeds from the exercise of 693,305 ADSs of the overallotment option, the Company received a total of $49,085,090 as IPO cash proceeds (before expense), net of the proceeds paid to selling shareholders. Total offering expenses were $2.86 million in 2011.